GUARANTY AGREEMENT


1. DATE AND PARTIES. This Guaranty Agreement ("Agreement") is dated as of September 30, 1997, and the parties and their mailing addresses and Borrower's and Guarantor's tax identification numbers are as follows:

             Borrower:         Eckler Industries, Inc., a Florida corporation
                               5200 S. Washington Avenue
                               Titusville, FL  32780

                               Tax I.D. No.:  applied for

              Holder:          Stephens Inc.
                               950 East Paces Ferry Road
                               Suite 310
                               Atlanta, GA  30326
                               ATTN:  David Linch


             Guarantor:        Smart Choice Automotive Group, Inc.,
                               a Florida corporation
                               5200 S. Washington Avenue
                               Titusville, FL  32780
                               Tax I.D. No. 59-1469577

2. PROMISE OF GUARANTY. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Holder to make the Loan, as defined in Paragraph 2(a) hereof, Guarantor hereby jointly and severally absolutely and unconditionally guarantees, without limitation, the full and prompt performance of the Obligations, as defined herein, to Holder. This Guaranty is an absolute, unconditional, and continuing guaranty of the full and punctual payment and performance of the Obligations, and not of their collectability only, and is in no way conditioned upon Holder first attempting to collect any of the Obligations from Borrower or resorting to any collateral security or other means of obtaining payment of any of the Obligations which Holder may now or hereafter acquire or upon any contingency whatsoever. The terms "Obligations" and "Obligation" are used interchangeably and include the following:

         (a) PROMISSORY NOTE. All obligations, agreements, promises and covenants of Borrower under that certain Promissory Note of even date herewith ("Note"), executed by Borrower, payable to the order of Holder, evidencing a loan to Borrower in the initial principal amount of $1,500,000.00, and all extensions, renewals, modifications, or substitutions thereof (the "Loan"). The terms of the Note are incorporated herein by reference as if set forth herein word for word;

         (b) BORROWER'S PERFORMANCE. All obligations of Borrower or any other person to perform under the terms of the Note, any loan agreement related to the Loan, and any deed of trust, trust deed, mortgage, deed to secure debt, assignment of beneficial interest, security agreement, guaranty agreement, or any other agreement which secures, guaranties, or otherwise relates to the Note or Loan, the terms of which are incorporated herein by reference as if set forth herein word for word;

         (c) FUTURE ADVANCES. All obligations arising from all future advances by Holder to Borrower, or to Borrower and others, plus all additional obligations of Borrower to Holder (1) regardless of whether or not this Agreement is specifically referred to in the evidence of indebtedness with regard to such future and additional indebtedness; (2) regardless of whether such indebtedness is incurred for any business or agricultural purpose that was related or wholly unrelated to the purpose of the Loan and (3) regardless of whether such indebtedness was incurred for some personal purpose, non-business purpose, or any other purpose related, unrelated, similar or dissimilar to the purpose of the Loan;

         (d) ADVANCES AND EXPENSES. All obligations arising from sums advanced and expenses incurred by Holder for the purpose of insuring, preserving or otherwise protecting any collateral for either the Loan, its value or any of the Obligations defined in this Paragraph 2, and any other sums advanced and expenses incurred by Holder under this Agreement, the Note, any loan agreement related to the Loan, and any deed of trust, trust deed, mortgage, deed to secure debt, assignment of beneficial interest, security agreement, guaranty agreement, or any other agreement which secures, guarantees, or otherwise relates to the Note, the Loan, or any of the Obligations defined in this Paragraph 2, including but not limited to expenses of disposing of any collateral securing the Loan or the other Obligations, collection expenses and attorneys' fees, plus interest at the highest lawful rate which may be charged by Holder on the Obligations. In addition to any other expenses, Guarantor agrees to pay all reasonable expenses relating to default and collection of those Obligations described in this Paragraphs 2, as follows: Expenses for taking, holding, preparing for sale, selling or similar expenses, advances made for the above purposes and advances relating to the collateral for Obligations made on Borrower's behalf as permitted by any agreements securing such Obligations; and reasonable attorneys' fees, paralegal fees and other legal expenses to the extent not prohibited by law, including, but not limited to, any such fees, costs and expenses incurred in or related to collecting, protecting and enforcing liabilities, any negotiations or legal proceedings, including, but not limited to, any bankruptcy
         proceedings,   or  any  actions  in  or  relating  to  any   bankruptcy
         proceedings;

         (e) OTHER OBLIGATIONS. All other obligations of Borrower to Holder, including but not limited to any and all advances made by Holder on Borrower's behalf and liabilities as guarantor, endorser or surety to Holder, all whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, primary or secondary, liquidated or unliquidated, or joint, several or joint and several; and

         (f)  MODIFICATIONS.   All  obligations  arising  out  of  any  and  all
         extensions, renewals, modifications and substitutions of any of the obligations set out in this Paragraph 2.

3.       GUARANTOR'S WARRANTIES AND REPRESENTATIONS:

         (a) INVESTIGATION. Guarantor has conducted such due diligence as Guarantor deems appropriate with respect to Borrower's financial condition and existing indebtedness, authority to borrow, and the use and intended use of all Loan proceeds or other funds advanced or to be advanced by Holder to Borrower or on Borrower's behalf that create the Obligations; and Guarantor has not relied on any representations of Holder or any information provided by Holder about Borrower, Borrower's financial condition and the existing indebtedness, Borrower's authority, or Borrower's use and intended use of all Loan proceeds or other funds giving rise to the Obligation whether now or hereafter advanced to Borrower or for Borrower's benefit;

         (b) RELIANCE. Guarantor acknowledges that Holder is relying on this Agreement in making the Loan to Borrower and to otherwise extend financial accommodation to the Borrower or for Borrower's benefit from time to time and Guarantor acknowledges and agrees that the requirement for Guarantor's signature is necessary in order for Holder to make the Loan;

         (c) BENEFIT TO GUARANTOR. Guarantor represents and warrants that Guarantor is the sole owner of all of the issued and outstanding capital stock of Borrower, subject to no liens or incumbrances except for a security interest in favor of Holder in connection with the Loan and that the Loan will be of substantial benefit to Guarantor;

         (d) NO DEFENSES. Guarantor represents that as of the date of this Agreement, Guarantor has no claims or causes of action against Holder, nor any defenses, set-offs, or counterclaims to this Agreement, and in consideration of the making of the Loan or the renewal or extension thereof, Guarantor releases all rights or claims whatsoever of Guarantor against Holder which exist as of the date hereof;

         (e) AGREEMENTS. The execution and delivery of this Agreement will not violate any agreement governing Guarantor or to which Guarantor is a party, except for violations, if any, that have been disclosed in writing to Holder and that would not result in any material adverse consequences for the business, operations or financial condition of Guarantor or for the ability of Guarantor to perform its obligations in connection with the Loan, including but not limited to its obligations hereunder;

         (f) HOLDER'S CONDUCT. If at any time Guarantor believes that any employee of Holder has engaged in conduct which is unfair or improper or Holder exercises any undue control over the business, management, property or decisions of Borrower or Guarantor, Guarantor will notify Holder in writing immediately of the following:

                  (1) Conduct of Holder which forms the basis of Guarantor's concern; (2) Name of Holder employee(s) involved; (3) Harm which Guarantor believes will result if Holder does not alleviate the problem;

         (g) COMPLIANCE WITH LAW. Guarantor is in compliance with all laws, regulations, ordinances, and orders of public authorities applicable to Guarantor, except for violations, if any, that have been disclosed in writing to Holder and that would not result in any material adverse consequences for the business, operations or financial condition of Guarantor or for the ability of Guarantor to perform its obligations in connection with the Loan, including but not limited to its obligations hereunder;

         (h) ACCURACY OF INFORMATION. All other information, reports, papers, and data given to Holder with respect to Guarantor or to others obligated under the terms of this Agreement are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Holder a true and accurate knowledge of the subject matter of the aforesaid information; the net worth of Guarantor as of the date hereof, determined on the basis of generally accepted accounting principles, consistently applied, is in excess of $9 million; and Guarantor has the capacity to pay its creditors and debts as they come due, notwithstanding the guaranty made herein;

         (i) CORPORATE WARRANTIES AND REPRESENTATIONS. Guarantor makes to Holder the following warranties, representations, and covenants, which shall be continuing so long as the obligations of Guarantor under this Agreement remain outstanding:

                  (1) Guarantor is a corporation which is duly organized and is validly existing as a corporation in good standing under the laws of the state of its organization as identified in paragraph 1 of this Agreement;

                  (2) Guarantor has the corporate power and authority to carry on its business as now being conducted;

                  (3) Guarantor is qualified to do business and is in good standing in Florida and every other jurisdiction in which the nature of its business or its property makes such qualification necessary;

                  (4) The execution, delivery, and performance of this Agreement and any documents securing this Agreement by Guarantor are within the corporate powers of Guarantor; have been duly authorized by all requisite action; have received all necessary governmental approval; will not violate any provision of law, any order of any court or other agency of government, or Guarantor's articles of incorporation, by-laws, partnership agreement or other organizational document; will not violate any provision of any indenture, agreement or other instrument to which Guarantor is a party or to which Guarantor or any of Guarantor's property is subject, including, but not limited to, securing the obligations of Guarantor under this Agreement, any provision prohibiting the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of Guarantor's property or assets; and

                  (5) Upon request by Holder, Guarantor shall deliver to Holder copies of its articles of incorporation and bylaws certified by Guarantor's secretary as being true and correct copies of same.

4. INVALIDITY OF SECURITY AND COLLATERAL IMPAIRMENT. The obligations of Guarantor under this Agreement shall not be released, discharged, or in any way affected or become unenforceable, nor shall Guarantor have any rights against Holder by reason of any of the following:

                           (i) that the condition of any collateral securing the Obligations or Guarantor's obligations under this Agreement may be in default at the time of acceptance thereof by Holder;

                           (ii) that a valid lien in any collateral securing the Obligations or Guarantor's obligation under this
                           Agreement may not be conveyed to, created or perfected in favor of Holder;

                           (iii) that the value of, or the lien or security interest of Holder in, any of collateral securing the Obligations or Guarantor's obligations under this Agreement may be or become impaired;

                           (iv) that the collateral may be subject to equities, defenses or claims in favor of others or may be invalid or defective in any way; or

                           (v) Holder's act, or failure to act, as the case may be, with respect to any collateral securing the Obligations or Guarantor's obligations under this Agreement authorized to be taken or excused from being taken under the security agreement, mortgage, assignment or other documents creating or perfecting Holder's security interest in such collateral; or

                           (vi) the existence or priority of any liens or security interests in favor of third parties affecting or encumbering all or any portion of the collateral securing or intended to secure the Loan.

5. EVENTS OF DEFAULT. Guarantor shall be in default upon the occurrence of any of the following events, circumstances, or conditions ("Events of Default"):

          (a) Failure by any person obligated on the Obligations to make payment or performance to Holder when due; or

         (b) A default or breach under any of the terms of this Agreement, the Note, any construction loan agreement or other loan agreement, any security agreement, mortgage, deed to secure debt, deed of trust, trust deed, or any other document or instrument evidencing, guaranteeing, securing or otherwise relating to the Obligations, this Agreement, or any other obligations of Borrower or Guarantor; or

         (c) The making or furnishing of any verbal, or written, representation, statement, or warranty to Holder which is false or incorrect in any material respect or the failure to furnish facts necessary to prevent any statement made from being materially misleading, by, or on behalf of, Guarantor or Borrower; or

         (d) The death, dissolution, liquidation, or insolvency of Borrower or Guarantor, the appointment of a receiver by or on the behalf of Borrower or Guarantor, the assignment for the benefit of creditors by or on the behalf of Borrower or Guarantor, the voluntary or involuntary termination of existence by Borrower or Guarantor, or the commencement of an action or proceeding under any present or future federal or state insolvency, bankruptcy, reorganization, composition, or debtor relief law by or against Guarantor or Borrower; or

         (e) A good faith belief by Holder at any time that Holder is insecure, that the prospect of any payment of an Obligation is impaired, or that the collateral for the Obligations or this Agreement is impaired; or

         (f) Failure of Borrower or Guarantor to pay and provide proof of payment of any tax, assessment, rent, insurance premium, or escrow on or before its due date; or

         (g) A transfer of a substantial part of Guarantor's money or property to any one or more person(s) other than a wholly-owned subsidiary of Guarantor; or

         (h) Use of any portion of the Loan proceeds or other funds giving rise to an Obligation, whether now or hereafter advanced to Borrower or for Borrower's benefit, in any transaction which may cause Holder to directly or indirectly incur any securities or environmental liability; or

         (i) Any charge or indictment against Guarantor or Borrower under a federal or state law for which forfeiture is a potential penalty.

6. REMEDIES UPON DEFAULT. At the option of Holder, all or any part of the Obligations and the obligations of Guarantor under this Agreement shall become immediately due and payable without notice or demand, upon the occurrence of an Event of Default or at any time thereafter. In addition, upon the occurrence of any Event of Default, Holder, at its option, may immediately invoke any or all other remedies provided for in this Agreement, the Note, or any other instrument evidencing the Obligations, and any documents securing or otherwise relating to this Agreement or the Obligations. All rights and remedies are cumulative and not exclusive, and Holder is entitled to all remedies provided by law or equity, whether or not expressly set forth.

7. EFFECT OF BORROWER'S BANKRUPTCY. Guarantor understands and agrees that, if bankruptcy, reorganization or receivership proceedings should at any time be filed by or against Borrower, or upon the insolvency (however defined) of Borrower, this Agreement shall remain in full force and effect, and the maturity of the Loan and any other Obligations and Guarantor's liability hereunder may be accelerated, and all the aforesaid obligations of Borrower and Guarantor may become immediately payable by Guarantor. No invalidity, irregularity, or unenforceability by reason of the Federal Bankruptcy Code, 11 U.S.C. ss.ss.101 et seq., as amended from time to time, or any insolvency or other similar law, or any law or order of any government or agency thereof purporting to reduce, amend or otherwise affect, the Obligations, shall impair, affect, be a defense to or claim against the obligations of Guarantor under this Agreement. Any determination by final order of a court of competent jurisdiction that any payment of principal or interest to Holder by any other guarantor, surety, endorser or co-maker was a voidable preference or a fraudulent conveyance under the bankruptcy or insolvency laws of the United States or otherwise shall not extinguish Guarantor's liability to Holder under this Agreement, and Guarantor shall be liable to pay to Holder any amounts which Holder may be required to disgorge because of the insolvency or bankruptcy of Borrower or any other guarantors, surety, endorser, or co-maker of the Obligations.

8. CONSENTS BY GUARANTOR. Guarantor consents and agrees that:

         (a) To enforce the liability of Guarantor hereunder Holder shall NOT be required to first:

                  (1)      give Guarantor any notice of Borrower's default;

                  (2) foreclose upon or resort to any mortgage, pledge or other collateral held as security for the Loan or any other Obligation;

                  (3) attempt to enforce the liability of the Borrower or of any other maker, surety, guarantor, endorser, or other third party who may be primarily or secondarily liable for the Loan or any other Obligation; or

                  (4) exhaust any other remedies it may have.

         (b) Holder may, without notice to Guarantor and without defeating or diminishing the liability of Guarantor hereunder, and on any terms satisfactory to Holder, from time to time on one or more occasions, without limitation:

                  (1) release in whole or in part any mortgage, pledge or other collateral held as security for the Loan or other Obligations, or accept substitutions of collateral therefor; or

                  (2) extend the maturity or modify the terms of the Loan or other Obligations, or permit the substitution or the renewal or renewals thereof, without limitation as to the number of renewals, extensions, modifications or substitutions; or

                  (3) release, agree not to sue, suspend the right to enforce its rights as to Borrower or any third party who may at any time be liable as a co-obligor, endorser, surety, accommodation maker, guarantor or otherwise for the Loan or other Obligations, including the release of any co-signer of this Agreement, without the permission of the other signer(s); or

                  (4)  enter   into   agreements   for  sale,   repurchase   and
                  participations of the Note and Loan or other Obligations to any person in any amounts; or

                  (5) assign all or any part of the Note or other Obligations or this Agreement, in which event this Agreement shall inure to the benefit of any such assignee with the same force and effect as though the assignee was specifically named herein; or

                  (6) make any future advances to Borrower without limit as to the amounts, numbers or terms of payment or interest rates of such advances; or

                  (7) agree to any valuation of any collateral securing the Obligations or this Agreement made in connection with any proceedings under the U.S. Bankruptcy Code concerning Borrower or Guarantor, without regard to the amount of such valuation or any actual monies received by Holder from the sale of such collateral; or

                  (8) take or fail to take any action authorized or permitted to be taken or that Holder is excused from taking by the Note, or any other instrument evidencing, guaranteeing, securing or otherwise relating to the Obligations, this Agreement, or any other obligations of Borrower or Guarantor to Holder.

9. WAIVERS. The Guarantor waives presentment for payment, demand, protest, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of acceptance of this Agreement, notice of the assignment of this Agreement or the Note or other Obligations, and notice of action by Holder upon default in regard to the Obligations, and any right of set-off Guarantor may have against Holder or any participating Holder. Guarantor further waives the following rights: (i) all rights to indemnification, reimbursement, contribution, or other rights at law or equity to recover or seek recovery from Borrower or any insider, as that is defined in 11 U.S.C. ss.101(30) as amended, of the Borrower for any sums paid by Guarantor to Holder in full or partial satisfaction of Borrower's Obligations or Guarantor's obligations to Holder under this Agreement; (ii) all rights to be subrogated to the rights of Holder against the Borrower or any insider, as defined above, for any sums paid by Guarantor to Holder in full or partial satisfaction of Borrower's Obligations or Guarantor's obligations to Holder under this Agreement; (iii) all other claims, cause of action, liens, rights of payment, rights of equitable remedy for breach of performance if such breach gives rise to a right of payment against Borrower or any insider as defined hereinabove, whether or not any of foregoing is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured.

10. GUARANTY IRREVOCABLE. This Agreement constitutes a continuing guaranty of the Obligations, cannot be revoked by Guarantor, and will remain in full force and effect until the Obligations are paid in full.

11. JOINT AND SEVERAL LIABILITY. Each Guarantor shall be jointly and severally liable for the payment of the entire amount of the unpaid balance owing under the Obligations, and Holder shall not, as a condition precedent to enforcing any Guarantor's liability hereunder, be obligated to enforce payment from any other guarantor. The failure by any person to sign this Agreement shall not affect the enforceability against each person who signs this Agreement.

12.  CHANGES  IN  ORGANIZATION.  No  change  in the  corporate  organization  or
structure  of  Borrower  shall   discharge  or  otherwise   affect   Guarantor's
liabilities hereunder.

13. NO CONDITIONS. The liability of Guarantor hereunder is not conditioned upon the signing of this Agreement by any other person and is not subject to any other condition not herein expressly set out.

14. ATTORNEYS' FEES AND COSTS. Guarantor agrees to pay the reasonable costs incurred by Holder to enforce and collect this Agreement, including, but not limited to, reasonable paralegal fees, attorneys' fees, court costs and other legal expenses.

15. LIENS AND RIGHTS OF SET-OFF. In addition to all liens upon, and rights of set-off against the moneys, securities, and other property of Guarantor given to Holder by law, Holder shall have a lien upon and a right of set-off against all moneys, securities, and other property of Guarantor now or hereafter in the possession of Holder, whether held in a general or special account, or for safekeeping or otherwise; and every such lien or right of set-off may be exercised without demand upon or notice to Guarantor, without regard to the existence or value of any collateral securing the Obligations or this Agreement, and without regard to the number or creditworthiness of any other persons who have agreed to pay the Obligations. If any such money is also owned by some other person who has not guaranteed or agreed to pay the Obligations, Holder's right of set-off will extend to the amount which could be withdrawn or paid directly to Guarantor on Guarantor's request, endorsement or instruction alone. Where Guarantor may obtain payment from Holder only with the endorsement or consent of someone who has not guaranteed or agreed to pay the Obligations, Holder's right of set-off will extend to Guarantor's interest in the obligation. Holder's right of set-off will not apply to an account or other obligation if it clearly appears that Guarantor's rights in the obligation are solely as a fiduciary for another or to an account which, by its nature and applicable law, must be exempt from the claims of creditors. Holder will not be liable for failure to honor any instruction or request of Guarantor when there are insufficient funds in the account or other obligation to pay for such instruction or request because of Holder's exercise of its right of set-off. Guarantor agrees to indemnify and hold Holder harmless from any person's claim arising as a result of Holder's exercise of Holder's right of set-off and the cost and expenses related thereto, including without limitation, attorneys' fees and paralegal fees.

16. SUBORDINATION OF INDEBTEDNESS OF GUARANTOR TO BORROWER. Any indebtedness of Guarantor now or hereafter held by Borrower is hereby subordinated to the guaranty obligations of Guarantor to Holder under this Guaranty Agreement; and such indebtedness of Guarantor to Borrower shall not be paid by Guarantor until all of the Obligations shall have been paid and satisfied in full.

17. FINANCIAL STATEMENTS. Until the Obligations are satisfied in full, Guarantor shall furnish Holder upon any material change in financial or business condition, upon Holder's request, and in the event of no request, at least annually, a current financial statement of Guarantor, which is certified by Guarantor and Guarantor's accountant to be true and accurate, and Guarantor shall also provide to Holder a copy of its audited financial statements, certified by its independent auditors, promptly upon the issuance of such auditors report.

18. TERMINATION OF GUARANTY. The obligations of Guarantor under this Agreement shall continue in full force and effect until 120 days after the Obligations have been paid or satisfied in full, provided however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time payment or other satisfaction of any of the Obligations is rescinded or must otherwise be restored or refunded upon the insolvency or reorganization of Borrower, or otherwise, as though such payment had not been made or such other satisfaction had not occurred.

19.      GENERAL PROVISIONS.

         (a) TIME OF THE ESSENCE. Time is of the essence in Guarantor's performance of all duties and obligations imposed by this Agreement.

         (b) NO WAIVER BY HOLDER. Holder's course of dealing, forbearance, or delay in, the exercise of any Holder's rights, remedies, privileges, or right to insist upon Guarantor's strict performance of any provisions contained in this Agreement or Borrower's strict performance of Borrower's obligations, shall not be construed as a waiver by Holder, unless any such waiver is in writing and signed by Holder.

         (c) AMENDMENT. The terms and provisions of this Agreement may not be waived, altered, modified or amended, except by a writing duly signed by an authorized agent of Holder and by Guarantor.

         (d) GOVERNING LAW. This Agreement shall be governed by the laws of the State of Arkansas, to the extent that such laws are not preempted by federal laws and regulations.

         (e) FORUM AND VENUE. In the event of litigation pertaining to this Agreement, the exclusive forum, venue, and place of jurisdiction shall be in the State of Arkansas, unless otherwise designated in writing by Holder.

         (f) SUCCESSORS. This Agreement shall inure to the benefit of and bind the heirs, personal representatives, successors, and assigns of the parties. The term "Holder" shall specifically include any transferee or assignee of Holder or any other holder of the Obligations. The term "Guarantor" shall specifically include any successors of Guarantor.

         (g) NUMBER AND GENDER. Whenever used, the singular shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders.

         (h) PARAGRAPH HEADINGS. The headings at the beginning of each paragraph and each subparagraph in this Agreement are for convenience only and shall not be dispositive in interpreting or construing this Agreement or any part thereof.

         (i) SEVERABILITY. If any provision of this Agreement shall be ruled unenforceable or void by a court of law having jurisdiction over the parties and subject matter, then such provision shall be deemed severable from the remaining provisions and shall in no way affect the enforceability of the remaining provisions nor the validity of this Agreement.

         (j) ENTIRE AGREEMENT. This Agreement and the Loan Documents as defined in the Note contain all the terms of the agreement between Holder and Guarantor, and no earlier statement has any force or effect.

20. RECEIPT OF COPY. By signing this Agreement, Guarantor acknowledges that Guarantor has read the Agreement prior to execution and that a copy (copies) of this Agreement was delivered and received by Guarantor.

                                   GUARANTOR:
                                   Smart Choice Automotive Group, Inc.

                                   By: /s/ James Neal Hutchinson, Jr.
                                      Name:   James Neal Hutchinson, Jr.
                                      Title:  Assistant Vice President
Attest:
By:      /s/ Ernest Restina
         Name:  Ernest Restina
         Secretary
         (Corporate Seal)

                                    BORROWER:

                                    ECKLER INDUSTRIES, INC.

                                    BY: /s/ James Neal Hutchinson, Jr.

                                    Title: Vice President